UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                            ------------------------

                                    FORM 8-K/A
                                (Amendment No. 1)

                             -----------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 1997

                        Commission File Number: 000-23222


                               FINISHMASTER, INC.

             (Exact name of Registrant as specified in its charter)


          Indiana                                        38-2252096
 (State or other jurisdiction of         (I.R.S. Employer Identification Number)
  incorporation or organization)

                               4259 40th Street SE
                            Kentwood, Michigan 49512
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (616) 949-7604

General. Pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated October 14, 1997 (the "Merger Agreement"), by and among FinishMaster, Inc., an Indiana corporation ("FinishMaster" or the "Registrant"), FMST Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of FinishMaster ("FMST"), and Thompson PBE, Inc., a Delaware corporation ("Thompson"), (i) FMST acquired 8,460,161 shares, or approximately 97.9%, of the outstanding shares of Common Stock, par value $.001 per share, of Thompson, including the stock purchase rights associated therewith issued under the Rights Agreement, dated as of May 6, 1997, pursuant to a cash tender offer of $8.00 per share for all the outstanding stock of Thompson (the "Offer"); and
(ii) subsequent to the acceptance of the Shares tendered in the Offer, FMST was merged with and into Thompson (the "Merger"), with Thompson surviving the Merger. As a result of the Merger, the separate corporate existence of FMST terminated, Thompson became a wholly owned subsidiary of FinishMaster and all of the remaining outstanding Shares (other than any Shares held by FinishMaster or any wholly owned subsidiary of FinishMaster or in the treasury of Thompson or by any wholly owned subsidiary of Thompson) were converted into the right to receive $8.00 net per share in cash.

Subsequent to consummation of the Merger, FinishMaster filed a Form 8-K with the Securities and Exchange Commission within the 15-day time period prescribed by that Form. Pursuant to the instructions to Form 8-K, the Registrant indicated that certain financial information required by Item 7 of Form 8-K was not available at that time, and that, in accordance with Item 7 of Form 8-K, such financial information would be filed by an amendment to the Form 8-K within the 60-day time period provided in the instructions to Item 7. The sole purpose of this Amendment No. 1 to Form 8-K dated December 3, 1997 is to file such required financial information. Accordingly, Item 7 is hereby amended and restated in its entirety to read as follows:

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

   (a)  Financial Statements of Businesses Acquired.

   The financial statements listed below are filed as part of this report. The financial statements listed in Item 7(a) are included in this Report as Exhibit 99(c) hereto which follows the signature page of this Report.

   The consolidated financial statements of Thompson PBE, Inc.

   Consolidated Balance Sheets at September 27, 1997 and September 30, 1996    7

   Consolidated Statements of Operations for each of the three
      years in the period ended September 27, 1997                             8

   Consolidated Statements of Stockholders' Equity for each of the three
     years in the period ended September 27, 1997                              9

   Consolidated Statements of Cash Flows for each of the three
      years in the period ended September 27, 1997                            11

   Notes to Consolidated Financial Statements                                 12

   Independent Auditors' Report                                               25


   (b) Pro forma financial information of the consolidated financial statements of FinishMaster, Inc and Thompson PBE, Inc.

     The pro forma financial statements listed below are filed as part of this report. The pro forma financial statements listed in Item 7(b) are included in this Report as Exhibit 99(d) hereto which follows Exhibit 99(c) attached hereto.

   Pro Forma Consolidated Balance Sheet at September 30, 1997                 27

   Pro Forma Consolidated Statement of Operations for the twelve
     months ended December 31, 1996                                           28

   Pro Forma Consolidated Statement of Operations for the
     nine months ended September 30, 1997                                     29

   Notes to Pro Forma Consolidated Financial Statements                       30

   (c)  Exhibits.

         The following exhibits are filed as a part of this report:

     2      The  Agreement  and Plan of Merger,  dated as of October 14,
            1997, by and among FinishMaster, Inc., FMST Acquisition Corporation and Thompson PBE, Inc. is incorporated by reference to Exhibit (c)(2) of Schedule 14D-1 filed by FMST
            Acquisition Corporation on October 21, 1997.                      *

     99(a) Credit Agreement, dated as of November 19, 1997, among FinishMaster, Inc., the Institutions from Time to Time
            Parties Thereto as Lenders and NBD Bank, N.A., as Agent.          *

     99(b)  Subordinated Note Agreement,  dated as of November 19, 1997,
            by and between FinishMaster, Inc. and LDI, Ltd.                   *

     99(c)  Consolidated financial statements of Thompson PBE, Inc.

     99(d) Pro forma financial information of the consolidated financial statements of FinishMaster, Inc. and Thompson PBE, Inc.


*Previously filed by the Registrant on Form 8-K filed December 3, 1997.

                                FINISHMASTER INC.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      FINISHMASTER INC.
                      (Registrant)



Date:  January 30, 1998  /s/ Roger A. Sorokin
                         -------------------------------------------
                         Roger A. Sorokin
                         Vice President - Finance
                         (Principal Financial and Accounting Officer)